UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 10, 2009

NASUS CONSULTING, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-150135

Massachusetts	04-3526451
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

83 Fisher Street, Millville, Massachusetts 01504
(Address of principal executive offices, including zip code)

(508) 883-6803
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification of the Rights of Security Holders

On March 10, 2009, the company amended its Articles of Incorporation increasing the authorized shares of the company to 200,000,000 common shares with par value of $0.001.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

EX-99.2A	Certificate of Amendment to Articles of Incorporation effective March 10, 2009

[Missing Graphic Reference]

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASUS CONSULTING, INC.

Date: March 12, 2009	By:	/s/ Russell R. Desjourdy
Russell R. Desjourdy Chief Operating and Financial Officer